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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): October 26, 2000



                                   AKORN INC.

             (Exact name of registrant as specified in its charter)



LOUISIANA                          0-13976                            72-0717400
(State or other jurisdiction    (Commission                     (I.R.S. Employer
of incorporation)               File Number)                 Identification No.)



            2500 MILLBROOK DRIVE, BUFFALO GROVE, ILLINOIS 60089-4694
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 279-6100

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ITEM 5. OTHER EVENTS On October 26, 2000, Akorn Inc. ("Akorn") announced that it was revising its estimate for revenues and earnings for the fourth quarter of 2000 and for fiscal year 2001. A copy of the Akorn press release containing this announcement is attached as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial statements of businesses acquired.

          - Not Applicable

(b)       Pro forma financial information.

          - Not Applicable

(c)       Exhibits.  The following exhibits are filed as part of this report:

          99.1  Press Release dated October 26, 2000.



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AKORN INC.



                             /s/ Rita J. McConville
                               Rita J. McConville
                    Vice President, Chief Financial Officer,
                             Secretary and Treasurer

Dated:  November 7,  2000


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EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release dated October 26, 2000.